SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2017

BLACKROCK PETROLEUM COMPANY.

(Exact name of registrant as specified in its charter)

Nevada	000-55281	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1361 Peltier Drive Point Roberts, Washington	98281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 783-9664

__________________ _________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Filing Dated February 26, 2017

 MaloneBailey resigned as our independent registered public accounting firm as of February 23, 2017.  Their resignation is based on the fact the Company filed Form 10Q and Form 10K both dated January 26, 2017 without MaloneBailey’s review and audit, respectively and used MaloneBailey’s audit opinion in the Form 10K without MaloneBailey’s consent or permission. The Company is actively seeking a new independent audit firm at which time the company will re-submit an amended 10Q/A and 10K/A.

MaloneBailey did not report on fiscal 2016. The reports of MaloneBailey, on our financial statements for fiscal years 2015 and 2014 contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital.

During fiscal years 2015 and 2014 and through the date of this report, we have had no disagreements with MaloneBailey, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During fiscal years 2015 and 2014 and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Petroleum Company.

/s/ Zoltan Nagy

Zoltan Nagy

Chief Executive Officer

Date: February 27, 2017

February 27, 2017

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

RE:	Blackrock Petroleum Company
File No.:	000-55281

We have read the statements under Item 4.01 of the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on February 27, 2017 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

MaloneBailey, LLP
www.malonebailey.com
Houston, Texas

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